The Internet Portfolio
Consolidated Schedule of Investments
March 31, 2025 (Unaudited)

UNIT INVESTMENT TRUSTS - 50.3%	Shares	Value
Grayscale Bitcoin Mini Trust ETF (a)	428,419	$15,633,009
Grayscale Bitcoin Trust ETF (a)(b)	2,142,099	139,600,592
Grayscale Litecoin Trust (a)	4	26
		155,233,627
TOTAL UNIT INVESTMENT TRUSTS (Cost $6,614,034)		155,233,627

COMMON STOCKS - 37.3%	Shares	Value
Administrative and Support Services - 0.0%(c)
CreditRiskMonitor.com, Inc. (a)	780	2,145

Aerospace and Defense - 2.4%
CACI International, Inc. - Class A (a)	20,000	7,338,400

Broadcasting (except Internet) - 0.2%
Atlanta Braves Holdings, Inc. - Class A (a)	8,000	350,960
Atlanta Braves Holdings, Inc. - Class C (a)	8,000	320,080
		671,040

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.1%
Broadridge Financial Solutions, Inc.	1,400	339,444

Data Processing, Hosting, and Related Services - 1.6%
Mastercard, Inc. - Class A	5,000	2,740,600
Verisk Analytics, Inc.	7,000	2,083,340
		4,823,940

Entertainment - 0.1%
IG Port, Inc.	32,200	428,074

Financial Services - 0.0%(c)
Hellenic Exchanges - Athens Stock Exchange SA	16,400	96,469

Funds, Trusts, and Other Financial Vehicles - 0.3%
Mesabi Trust	37,900	1,030,880

Global Exchanges - 0.0%(c)
Japan Exchange Group, Inc. - ADR (d)	6,200	63,612

Management of Companies and Enterprises - 0.5%
Galaxy Digital Holdings Ltd. (a)(d)	140,000	1,475,835

Management, Scientific, and Technical Consulting Services - 0.0%(c)
Booz Allen Hamilton Holding Corp.	1,400	146,412

Media - 0.1%
Nippon Television Holdings, Inc.	200	4,072
Toei Animation Co. Ltd.	7,000	144,677
		148,749

Offices of Real Estate Agents and Brokers - 1.3%
Landbridge Co. LLC - Class A	56,000	4,028,640

Oil and Gas Extraction - 27.1%(e)
Permian Basin Royalty Trust	12,550	124,371
Texas Pacific Land Corp. (b)	63,078	83,577,719
		83,702,090

Other Financial Investment Activities - 0.2%
Bakkt Holdings, Inc. (a)(d)	80,000	693,600

Other Motor Vehicle Dealers - 0.0%(c)
Copart, Inc. (a)	400	22,636

Performing Arts, Spectator Sports, and Related Industries - 0.1%
Madison Square Garden Entertainment Corp. (a)	4,000	130,960
Sphere Entertainment Co. (a)	4,000	130,880
		261,840

Securities and Commodities Exchanges - 1.4%
CME Group, Inc.	4,000	1,061,160
Miami International Holdings Inc. (a)(f)	268,000	2,977,480
Nasdaq, Inc.	2,100	159,306
		4,197,946

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.9%
OTC Markets Group, Inc. - Class A - Class A	121,000	5,741,450
S&P Global, Inc.	113	57,415
		5,798,865

Web Search Portals, Libraries, Archives, and Other Information Services - 0.0%(c)
CoStar Group, Inc. (a)	200	15,846
TOTAL COMMON STOCKS (Cost $49,793,835)		115,286,463

EXCHANGE TRADED FUNDS - 0.3%	Shares	Value
ProShares UltraPro QQQ	9,050	518,565
ProShares UltraPro Short QQQ	12,594	482,854
TOTAL EXCHANGE TRADED FUNDS (Cost $1,000,559)		1,001,419

WARRANTS - 0.0%(c)	Contracts	Value
Securities and Commodities Exchanges - 0.0%(c)
Miami International Holdings Warrant, Expires 04/01/2026, Exercise Price $7.50 (a)(f)	40,819	142,458
TOTAL WARRANTS (Cost $0)		142,458

TOTAL INVESTMENTS - 87.9% (Cost $57,408,428)		271,663,967
Money Market Deposit Account - 12.9% (g)		39,731,260
Liabilities in Excess of Other Assets - (0.8)%		(2,620,644)
TOTAL NET ASSETS - 100.0%		$308,774,583
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Represents less than 0.05% of net assets.
(d)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $2,121,975, which represented 0.7% of net assets.
(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $3,119,938 or 1.0% of net assets as of March 31, 2025.

(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2025, 1.01%, 0.16%, 0.00% and 0.36% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at March 31, 2025.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio's net assets as of March 31, 2025:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$112,308,983	$–	$2,977,480	$115,286,463
Unit Investment Trust	155,233,627	–	–	155,233,627
Exchange Traded Funds	1,001,419	–	–	1,001,419
Warrants	–	–	142,458	142,458
Total Investments in Securities	$268,544,029	$–	$3,119,938	$271,663,967

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2024	$3,051,945
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	67,993	***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2025	$3,119,938

Description	Fair Value at 3/31/2025	Valuation Techniques	Unobservable Input	Range**
Common Stocks	$2,977,480	Discounted Cash Flow	Volatility	16.8%
		Option Pricing Model	Discount for Lack of Marketability	5.0%
			Weighted Average Cost of Capital	13.5%
			Years to Maturity	9.5%
			Risk-Free Rate	4.9%
Warrants	$142,458	Discounted Cash Flow	Volatility	16.8%
		Option Pricing Model	Discount for Lack of Marketability	10.0%
			Weighted Average Cost of Capital	13.5%
			Years to Maturity	9.5%
			Risk-Free Rate	4.9%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2025 is $67,993.